                                                                   EXHIBIT 10.55

                                AMENDMENT NO. 2
                              TO CREDIT AGREEMENT


          AMENDMENT NO. 2, dated as of February 15, 1996, among Tyco Distribution Corp. and Tyco Manufacturing Corp. (each a "Borrower" and jointly and severally, the "Borrowers"), Tyco Toys, Inc., the lenders party hereto (the "Lenders") and General Electric Capital Corporation, as Agent (the "Agent").

          WHEREAS, the Borrowers, Tyco Toys, Inc., the Lenders and the Agent are parties to a Credit Agreement dated as of February 22, 1995 and as amended as of November 10, 1995 (the "Credit Agreement") and such parties desire to amend the Credit Agreement.

          THE PARTIES AGREE AS FOLLOWS:

          SECTION 1.  Definitions. All capitalized terms used herein, unless
                      -----------
otherwise defined, are used as defined in the Credit Agreement.

          SECTION 2.  Amendment to Credit Agreement.  Subject to the
                      -----------------------------
satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is amended effective as of the date hereof as follows:

          (a) The definition of "Applicable Margin" in Section 1 of Annex A to the Credit Agreement is deleted in its entirety and replaced with the following:

              "Applicable Margin" shall mean (a) with respect to interest based
               -----------------
upon the Index Rate, one and one-half percent (1.50%) per annum and (b) with respect to interest based upon the Adjusted LIBOR Rate, two and three-quarters percent (2.75%) per annum; provided, however, that if as of December 31, 1996
                           --------  -------
Tangible Net Worth shall be not less than $75,000,000 and the Minimum Debt Service Coverage Ratio shall be not less than 1.50 to 1.0, then, beginning the first Business Day after delivery to the Agent pursuant to Section 3(a) of Annex E hereof of the audited financial statements and other documents described therein which evidence to the satisfaction of the Agent the attainment of such Tangible Net Worth and Minimum Debt Service Coverage Ratio levels and provided there shall not then exist a Default or Event of Default, Applicable Margin shall mean (a) with respect to interest based upon the Index Rate, one and one-quarter percent (1.25%) per annum and (b) with respect to interest based upon the Adjusted LIBOR Rate, two and one-half percent (2.50%) per annum.

          (b) Section 3 of Annex D to the Credit Agreement is amended by deleting the reference to "two percent (2%) per annum" appearing in the third and fourth lines thereof and substituting therefor the following:

     "two and one-quarter percent (2.25%) per annum (provided, however, that if
                                                     --------  -------
     as of December 31, 1996 Tangible Net Worth shall be not less than $75,000,000 and the Minimum Debt Service Coverage Ratio shall be not less than 1.50 to 1.0, then, beginning the first Business Day after delivery to the Agent pursuant to Section 3(a) of Annex E hereof of the audited financial statements and other documents described therein which evidence to the satisfaction of the Agent the attainment of such Tangible Net Worth and Minimum Debt Service Coverage Ratio levels and provided there shall not
     then exist a Default or Event of Default,   the Letter of Credit Fee shall
     be two percent (2.0%) per annum)".

          (c) Section 1(a) of Annex H to the Credit Agreement is deleted in its entirety and replaced with the following:

          "(a) Tyco Parent shall maintain (or cause to be maintained) as of the end of each Fiscal Quarter ending on each date set forth below, Tangible Net Worth of not less than the respective amount set forth below opposite each such date:

     Date                                         Amount
     ----                                         ------

     December 31, 1995                            $ 61,000,000

     March 31, 1996                                 39,900,000
     June 30, 1996                                  38,100,000
     September 30, 1996                             56,300,000
     December 31, 1996                              65,400,000

     March 31, 1997                                110,500,000
     June 30, 1997                                 111,500,000
     September 30, 1997                            127,400,000
     December 31, 1997                             136,700,000

     March 31, 1998                                128,700,000
     June 30, 1998                                 129,600,000
     September 30, 1998                            145,800,000
     December 31, 1998                             155,200,000

     March 31, 1999                                147,300,000
     June 30, 1999                                 148,300,000
     September 30, 1999                            164,800,000
     December 31, 1999                             174,300,000
      and the last day of each
      Fiscal Quarter thereafter

          By January 15, 1997, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 1(a) shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

          (d) Section 1(b) of Annex H of the Credit Agreement is deleted in its entirety and replaced with the following:

          "(b) Tyco Parent shall maintain (or cause to be maintained), as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending December 31, 1995), for each Parent Rolling Period, a Minimum Debt Service Coverage Ratio of not less than (v) 0.50 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1995, (w) 0.27 to 1.0 as of the end of the Fiscal Quarter ending March 31, 1996, (x) 0.43 to 1.0 as of the end of the Fiscal Quarter ending June 30, 1996, (y) 0.63 to 1.0 as of the end of the Fiscal Quarter ending September 30, 1996 and (z) 1.30 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1996 and each Fiscal Quarter thereafter.

          By January 15, 1997, the parties hereto may agree in writing on Minimum Debt Service coverage ratios different from those listed above in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Minimum Debt Service Coverage Ratios different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 1(b) shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

          (e) Section 1(d) of Annex H to the Credit Agreement is deleted in its entirety and replaced with the following:

          "(d) Tyco Parent shall not permit EBITA of the International Management Subsidiaries for any fiscal period set forth below to be less than the respective amount set forth below opposite such fiscal period:


     Fiscal Period                            EBITA
     -------------                            -----
     Fiscal Quarter Ending
      March 31, 1996                        $ (9,000,000)
     Six (6) Fiscal Months Ending
      June 30, 1996                          (15,000,000)
     Nine (9) Fiscal Months Ending
      September 30, 1996                     (11,000,000)
     Fiscal Year Ending
      December 31, 1996                                0

          By January 15, 1997, the parties hereto shall agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts by the end of January 15, 1997, such failure shall be an Event of Default under the Credit Agreement and the parties shall be entitled to exercise their
respective rights under the Credit Agreement.   Within 15 days of the
commencement of each calendar year after 1997, the parties hereto may agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of any such calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 1(d) shall apply."

          (f) Section 1(e) of Annex H to the Credit Agreement is deleted in its entirety and replaced with the following:

          "(e) Tyco Parent shall not permit EBITA of the Direct Import Subsidiaries for any fiscal period set forth below to be less than the respective amount set forth below opposite such fiscal period:


     Fiscal Period                            EBITA
     -------------                            -----
     Fiscal Quarter Ending
      March 31, 1996                        $ (2,800,000)
     Six (6) Fiscal Months Ending
      June 30, 1996                           (2,500,000)
     Nine (9) Fiscal Months Ending
      September 30, 1996                       2,000,000
     Fiscal Year Ending
      December 31, 1996                        3,600,000

          By January 15, 1997, the parties hereto shall agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts by the end of January 15, 1997, such failure shall be an Event of Default under the Credit Agreement and the parties shall be entitled to exercise their respective rights
under the Credit Agreement.   Within 15 days of the commencement of each
calendar year after 1997, the parties hereto may agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of any such calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Section 1(e) shall apply."


          SECTION 3.  Conditions Precedent.
                      --------------------

          (a) The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received each of the following:

              (i) This Amendment delivered by the Borrowers, Tyco Parent, the Lenders and the Agent.

              (ii) A certificate of the Secretary of each Borrower and Tyco Parent, dated the date of this Amendment, and certifying (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of such Borrower or Tyco Parent, as the case may be, authorizing the execution, delivery and performance of this Amendment and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, and (B) as to the incumbency and specimen signature of each Person's officers executing this Amendment and all other documents required or necessary to be delivered hereunder.

              (iii) Such other approvals, opinions or documents, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

          SECTION 4.  Confirmation of Agreement and Loan Documents.  Except as
                      --------------------------------------------
herein expressly amended, the Credit Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Credit Agreement to "this Agreement" and in each of the other documents executed in connection therewith to the "Credit Agreement" shall mean the Credit Agreement as amended by this Amendment, and as hereinafter amended or restated.

          SECTION 5.  Borrowers' and Tyco Parent's Representations and
                      ------------------------------------------------
Warranties.  The Borrowers and Tyco Parent represent and warrant that:
- ----------

          (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Tyco Parent pursuant to its corporate power;

          (b) this Amendment constitutes the legal, valid and binding obligation of such Borrower and Tyco Parent, as the case may be; and

          (c) after giving effect to the amendments referred to herein, there does not exist any Default or Event of Default.

          SECTION 6.  Expenses.  The Borrowers and Tyco Parent jointly and
                      --------
severally agree to pay on demand all reasonable fees and out-of-pocket expenses of the Lenders and the Agent incurred in connection with the preparation, execution and delivery of this Amendment and any documents referred to herein and any due diligence and collateral examinations arising hereunder (including, without limitation, travel and living expenses, attorneys' fees, appraisal fees, search and filing fees).

          SECTION 7.  Counterparts.  Delivery of an executed counterpart of a
                      ------------
signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the Borrowers, the Lenders and Agent have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                        TYCO DISTRIBUTION CORP.,
                        as Borrower


                        By: /s/ Anthony DiMichele
                            ----------------------------
                              Title: Senior Vice President, Financial Operations
                              Name:  Anthony DiMichele



                        TYCO MANUFACTURING CORP.,
                        as Borrower


                        By: /s/ Anthony DiMichele
                            ----------------------------
                              Title: Senior Vice President, Financial Operations
                              Name:  Anthony DiMichele

                        TYCO TOYS, INC.


                        By: /s/ Anthony DiMichele
                            -----------------------------
                              Title: Senior Vice President, Financial Operations
                              Name:  Anthony DiMichele


                        GENERAL ELECTRIC CAPITAL CORPORATION,
                        Individually and as Agent


                        By: /s/ Catharine L. Midkiff
                            ------------------------------
                              Title: Vice Assistant - Commercial Finance
                              Name:  Catharine L. Midkiff


Acknowledged and Consented to

GENERAL ELECTRIC CAPITAL CANADA INC., as Agent


By: /s/ Richard Sobourin
    ------------------------------
    Title: Vice President
    Name:  Richard Sobourin


Consented to

TYCO TOYS (CANADA) INC.


By: /s/ R. Michael Kennedy, Jr.
    ------------------------------
    Title: Director
    Name:  R. Michael Kennedy, Jr.